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                                                                   Exhibit 10.28

                     SEVENTH AMENDMENT TO CREDIT AGREEMENT
                     -------------------------------------


     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                      ---------
October __, 2000, is entered into between MELLON BANK, N.A. (the "Bank"), with a
                                                                  ----
place of business at 400 South Hope Street, 5th Floor, Los Angeles, California 90071, and KEYSTONE AUTOMOTIVE INDUSTRIES, INC., a California corporation ("Borrower"), with its chief executive office located at 700 East Bonita Avenue,
  --------
Pomona, California 91767.

                                   RECITALS
                                   --------

     A. Borrower and the Bank have previously entered into that certain Credit Agreement dated as of March 25, 1997, as amended by that certain First Amendment to Credit Agreement dated as of August 25, 1997, that certain Second Amendment to Credit Agreement dated as of March 17, 1998, that certain Third Amendment to Credit Agreement dated as of June 29, 1998, that certain Fourth Amendment to Credit Agreement dated as of September 18, 1998, that certain Fifth Amendment to Credit Agreement dated as of September 17, 1999 and that certain Sixth Amendment to Credit Agreement dated as of September __, 2000 (collectively, the "Credit
                                                                        ------
Agreement"), pursuant to which the Bank has made certain loans and other
---------
financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

     B. Borrower and the Bank wish to further amend the Credit Agreement under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Bank's rights or remedies as set forth in the Credit Agreement is being waived or modified by the terms of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Amendments to Article I - Definitions
          -------------------------------------

          (a) The definition of Applicable Margin contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "'Applicable Margin':  As of any date of determination, with respect
            -----------------
          to Prime Rate Option Revolving Loans the margin shall be zero percent (0%) and with respect to Libor Rate Option Revolving Loans the margin shall be one percent (1%)."

          (b) The definition of Maturity Date contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "'Maturity Date':  November 1, 2001."
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          (c) Clause (vi) of the definition of Permitted Acquisitions contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(vi) the total cash consideration paid for any Permitted Acquisition (in a single transaction or in a series of transactions) shall not exceed the aggregate amount of Five Million Dollars ($5,000,000) during any consecutive twelve (12) month period;"

     2.   Amendments to Article II - The Credit.
          --------------------------------------

          (a) Rate Periods.  Section 2.4(c) of the Credit Agreement is
              ------------
hereby amended to read in its entirety as follows:

          "(c)  Rate Periods. At any time the Borrower selects, converts to or
                ------------
          renews the Libor Rate Option, the Borrower shall fix a period (the "Rate Period") which shall be one, two, three or six months, which
           -----------
          shall be acceptable to the Bank in the Bank's sole discretion, during which the Libor Rate Option shall apply to the corresponding Rate Segment; provided that the Borrower may not elect a Rate Period which
                   -------- ----
          will end after the Maturity Date. The Bank's right to payment of principal and interest under the Note shall in no way be affected by the fact that one or more Rate Periods may be in effect."

          (b) Commitment Fee.  Section 2.5 of the Credit Agreement is hereby
              --------------
amended by adding the following sentence at the end of Section 2.5 of the Credit
Agreement:

          "Such Commitment Fee shall be one-quarter of one percent (.25%) payable to Bank quarterly in arrears effective for the quarter ending December 31, 2000 and continuing on the last Business Day of each three-month period ending thereafter during the term of this Agreement, and on the Maturity Date."

     3.   Amendment to Article VI - Covenants.
          -----------------------------------

          (a) Negative Covenants.  Clause 6.2(p) of the Credit Agreement is
              ------------------
hereby amended to read in its entirety as follows:

          "(p)  Stock Repurchases.  Authorize or permit any Stock Repurchases
                -----------------
          exceeding an aggregate amount of Five Million Dollars ($5,000,000) in any fiscal year of Borrower."

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     4.   Effectiveness of this Amendment.  Each of the following is a
          -------------------------------
condition precedent to the effectiveness of this Amendment and to the Bank's obligation to extend any credit to Borrower as provided for by this Amendment:

          (a) Amendment.  The Bank shall have received, in form and substance
              ---------
satisfactory to the Bank, this Amendment and the attached Guarantor's Consent fully executed in a sufficient number of counterparts for distribution to the Bank and Borrower.

          (b) Authorizations.  The Bank shall have received evidence, in form
              --------------
and substance satisfactory to the Bank, that the execution, delivery and performance by Borrower and each Guarantor and any instrument or agreement required under this Amendment have been duly authorized.

          (c) Representations and Warranties.  The Representations and
              ------------------------------
Warranties set forth in the Credit Agreement must be true and correct as of the date of this Amendment as if made as of such date.

          (d) No Event of Default.  As of the date hereof, no Event of Default,
              -------------------
or event which with notice or passage of time or both would constitute an Event of Default, exists or has occurred and is continuing.

          (e) Other Required Documentation. All other documents and legal
              -----------------------------
matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to the Bank.

     5.   Representations and Warranties.  The Borrower represents and
          ------------------------------------------------------------
warrants as follows:
--------------------

          (a) Authority.  Borrower has the requisite corporate power and
              ---------
authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby). The execution, delivery and performance by the Borrower of this Amendment and each Loan Document (as amended or modified hereby) have been duly approved by all necessary corporate action of Borrower and no other corporate proceedings on the part of Borrower are necessary to consummate such transactions.

          (b) Enforceability.  This Amendment has been duly executed and
              --------------
delivered by Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

          (c) No Default.  As of the date hereof, no event has occurred and is
              ----------
continuing that constitutes, or would with notice or passage of time or both would constitute, an Event of Default.

     6.   Choice of Law. The validity of this Amendment, its construction,
          -------------
interpretation and enforcement, the rights of the parties hereunder, shall be determined under,
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governed by, and construed in accordance with the internal laws of the State of
California governing contracts only to be performed in that State.

     7.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     8.   Due Execution.  The execution, delivery and performance of this
          -------------
Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

     9.   Reference to and Effect on the Loan Documents.
          ----------------------------------------------

          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Bank.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any the Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

     10.  Ratification. Borrower hereby restates, ratifies and reaffirms each
          ------------
and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     11.  Estoppel.  To induce the Bank to enter into this Amendment and to
          --------
continue to make advances to Borrower under the Credit Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against the Bank with respect to the Obligations.

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     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                   KEYSTONE AUTOMOTIVE INDUSTRIES, INC.,
                                   a California corporation


                                   By:______________________________
                                   Name:____________________________
                                   Title:___________________________



                                   MELLON BANK, N.A.,
                                   a national association



                                   By:______________________________
                                   Name:____________________________
                                   Title:___________________________

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                              GUARANTORS' CONSENT

     Each of the undersigned hereby acknowledges and consents to the terms, conditions and provisions of the Seventh Amendment to Credit Agreement dated as of October ___, 2000 entered into by and among Keystone Automotive Industries, Inc. ("Borrower") and Mellon Bank, N.A. (the "Bank"), and to the transactions contemplated by such amendment. In addition, each of the undersigned hereby reaffirms its obligations under its respective Continuing Guaranty delivered to Lender in connection with the Credit Agreement as of the date noted beside each such Guarantor's signature block, and agrees that it is and shall remain responsible for the obligations of Borrower under such Credit Agreement as amended by the Seventh Amendment to Credit Agreement.

CAR BODY CONCEPTS, INC.,                        Date of Continuing Guaranty:
a Minnesota corporation                         March 17, 1997

By:____________________________________
Name:__________________________________
Title:_________________________________


INTEURO PARTS DISTRIBUTORS, INC.,               Date of Continuing Guaranty:
a Florida corporation                           March 17, 1997

By:____________________________________
Name:__________________________________
Title:_________________________________


NORTH STAR PLATING COMPANY,                     Date of Continuing Guaranty:
a Minnesota corporation                         March 28, 1997

By:____________________________________
Name:__________________________________
Title:_________________________________


REPUBLIC AUTOMOTIVE PARTS, INC.,                Date of Continuing Guaranty:
a Delaware corporation                          June 29, 1998

By:____________________________________
Name:__________________________________
Title:_________________________________

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FENDERS & MORE, INC.,                           Date of Continuing Guaranty:
a Tennessee corporation                         June 29, 1998

By:____________________________________
Name:__________________________________
Title:_________________________________

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